Exhibit 10.12

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter referred to as this “Agreement”) was signed by the following parties on 2 August 2019 in Beijing, the People’s Republic of China (hereinafter referred to as “PRC” or “China”).

Party A:

[Beijing Dake Information Technology Co. Ltd.] (北京大氪信息科技有限公司), a limited liability company established and existing under the laws of China, with its address at the 6th floor (06) 601-1, Building 1, No. 10, Chaoyang Park South Road, Chaoyang District, Beijing; (“Pledgee”)

Party B:

1.                                [Beijing Xieli Zhucheng Financial Information Services Co. Ltd.] (北京协力筑成金融信息服务股份有限公司) (hereinafter referred to as “Xieli Zhucheng”), a limited liability company established and existing under the laws of China, with its address at No. 3002, 3rd Floor, No. 39 West Street, Haidian District, Beijing;

2.                                [Tianjin Zhanggongzi Technology Partnership (Limited Partnership)] (天津张公子科技合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at 1102-072, 11th Floor, Block G1, TEDA MSD, Second Avenue, Tianjin Economic-Technological Development Area;

3.                                [Shenzhen Guohong No.2 Enterprise Management Partnership (Limited Partnership)] (深圳国宏贰号企业管理合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at 18D, Tairan Jinsong Building, Tairan Avenue East, Shatou Street, Futian District, Shenzhen;

4.                                [Ningbo Meishan Bonded Port Area Tianhong Luheng Investment Management Partnership (Limited Partnership)] (宁波梅山保税港区天弘绿珩投资管理合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at Room 1284, Office Building 18, Business Center, Meishan Avenue, Beilun District, Ningbo, Zhejiang;

5.                                [Gongqingcheng Fenzhong Chuangxiang Information Technology Co. Ltd.] (共青城分众创享信息技术有限公司), a limited liability company established and existing under the laws of China, with its address at Private Equity Fund Park, Gongqingcheng, Jiujiang, Jiangxi;

6.                                [Suzhou Industrial Park Gebi Yinghe Venture Capital Partnership (Limited Partnership)] (苏州工业园区戈壁赢合创业投资合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at Room 240, Building 19, No. 183 Suhong East Road, Suzhou Industrial Park;

7.                                [Beijing Wentou Huyu Investment Co. Ltd.] (北京文投互娱投资有限责任公司), a limited liability company established and existing under the laws of China, with its address at Room 303, 3rd Floor, Building 56, No. 2 Jingyuan North Street, Beijing Economic and Technological Development Zone, Beijing;

8.                                [Beijing Gebi Lvzhou Angel Investment Center (Limited Partnership)] (北京戈壁绿洲天使投资中心（有限合伙）), a limited partnership established and existing under the laws of China, with its address at Room 5430, Shenchang Building, No. 51 Zhichun Road, Haidian District, Beijing;

9.                                [Wuhan Feixiang Automotive Electronics Industry Investment Partnership (Limited Partnership)] (武汉斐翔汽车电子产业投资合伙企业（有限合伙）), a limited partnership established and existing under the laws of China, with its address at No. 235, 2nd Floor, Building No. 1 (D1), Phase 1, [Optoelectronics Supporting Industrial Park], No. 117 Zuoling Road, Zuoling Town, [Donghu New Technology Development Zone], Wuhan (the Wuhan area of the Free Trade Zone).

(The above are collectively referred to as “Party B” or the “Pledgors”)

Party C:

[Beijing Duoke Information Technology Co. Ltd.] (北京多氪信息科技有限公司), a limited liability company established and existing under the laws of China, with its address at No. 3003, 3rd Floor, No. 39 West Street, Haidian District, Beijing.

In this Agreement, the Pledgee, the Pledgor and Party C are hereinafter individually referred to as a “Party” and are collectively referred to as the “Parties”.

Whereas:

1.                                On the signing date of this Agreement, Xieli Zhucheng holds 66.116% of the equity interest of Party C, which represent RMB8.000032 million of the registered capital of Party C; Party B holds 33.884% of the equity interest of Party C in addition to those of Xieli Zhucheng, which represent RMB4.099962 million of the registered capital of Party C. Party C is a limited liability company incorporated in Beijing, China, that focuses on new businesses, new economies and providing related services. Party C intends to hereby confirm the rights and obligations of the Pledgors and the Pledgee under this Agreement and provide the necessary assistance in registering the Pledge;

2.                                The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee signed an Exclusive Business Cooperation Agreement (as defined below) with Party C, owned by the Pledgors, in Beijing; the Pledgee has signed an Exclusive Option Agreement with the Pledgors and Party C (as defined below); the Pledgors have signed a Power of Attorney that give the authority to the Pledgee (as defined below);

3.                                In order to ensure that Party C and the Pledgors perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, the Pledgors hereby pledge all of the equity interest it holds in Party C as security for the performance of the obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney by Party C and the Pledgors.

In order to fulfill the terms of the Transaction Documents, the Parties agree to enter into this Agreement in accordance with the following terms.

1.                                Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                         Pledge: shall refer to the security interest granted by the Pledgors to the Pledgee pursuant to Section 2 of this Agreement, i.e., the right of the Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the pledged Equity Interest.

1.2                         Equity Interest: shall refer to all of the equity interest in Party C now lawfully held and hereafter acquired by the Pledgors.

1.3                         Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4                         Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”) signed, amended and restated by Party C and the Pledgee on 2 August, 2019; the Exclusive Option Agreement (the “Exclusive Option Agreement”) signed by the Pledgors, the Pledgee and Party C on 2 August, 2019; and the Power of Attorney (the “Power of Attorney”) signed by the Pledgors on 2 August, 2019, and any modification, amendment, and/or restatement of the aforementioned documents.

1.5                         Contractual Obligations: shall refer to all the obligations of Pledgors under the Exclusive Option Agreement, the Power of Attorney, and this Agreement; and all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, and this Agreement.

1.6                         Secured Indebtedness: shall refer to all the direct, indirect, and derivative losses and losses of anticipatable benefits suffered by the Pledgee, incurred as a result of any Event of Default on the part of the Pledgors and/or Party C, or invalidity, revocation and termination of any Transaction Document. The amount of such loss shall be calculated in accordance with but not limited to the reasonable business plans and profit forecasts of the Pledgee, service fees payable by Party C under the Exclusive Business Cooperation Agreement, damages and relevant fees, and all expenses incurred by the Pledgee in connection with enforcement for the Pledgors’ and/or Party C’s performance of their Contractual Obligations, etc.

1.7                         Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8                         Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.                                Pledge

2.1                         The Pledgors hereby agrees to pledge the Equity Interest as security for the performance of the Contractual Obligations and repayment of the Secured Indebtedness pursuant to this Agreement. Party C hereby agrees that the Pledgors pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2                         The effect of the security under this Agreement shall not be affected in any way due to any modification or change of the Transaction Documents. The security under this Agreement shall remain effective upon the obligations of the Pledgors and Party C under the revised Transaction Documents. If any Transaction Document becomes invalid, revoked or terminated for any reason, the Pledgee shall be entitled to immediately exercise the Pledge in accordance with Article 8 of this Agreement.

2.3                         During the term of the Pledge, the Pledgee is entitled to receive bonus or dividends distributed on the Equity Interest. The Pledgors may receive dividends or bonus distributed on the Equity Interest only with prior written consent of the Pledgee. Dividends or bonuses received by Pledgors on Equity Interest after deduction of individual income tax paid by the Pledgors shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contractual Obligations and repay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under applicable PRC laws.

2.4                         The Pledgors may subscribe for capital increase in Party C only with prior written consent of the Pledgee. The amount of capital contributed by the Pledgors in the company’s registered capital as a result of the Pledgors’ subscription of the increased registered capital of the company shall also be Equity Interest. After completion of the capital increase, the Pledgors shall cooperate with the Pledgee in a timely manner on the Equity Interest registration for the increased capital contribution.

2.5                         In the event that Party C is required by the mandatory provisions in the PRC law to be liquidated or dissolved, any interest distributed to the Pledgors upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contractual Obligations and repay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under applicable PRC laws.

3.                                Term of Pledge

3.1                         The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the corresponding industrial and commercial administration. The Pledge shall remain effective until all Contractual Obligations have been fully performed and all Secured Indebtedness has been fully paid. The Pledgors and Party C shall (1) register the Pledge of this Agreement in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the corresponding industrial and commercial administration for the registration of the Pledge under this Agreement within 15 business days following the execution of this Agreement. The Parties covenant that for the purpose of registration of the Pledge, the Parties hereto and all other shareholders of Party C shall submit to the industrial and commercial administration this Agreement or a signed equity interest pledge contract in the form required by the industrial and commercial administration at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “Industrial And Commercial Administration Pledge Contract”). For matters not specified in the Industrial And Commercial Administration Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgors and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant industrial and commercial administration, to ensure that the registration of the Pledge would be accepted as soon as possible after submission for filing.

3.2                         During the Term of Pledge, in the event the Pledgors and/or Party C fail to perform the Contractual Obligations or repay Secured Indebtedness, the Pledgee shall be entitled, but not obligated, to exercise the Pledge in accordance with the provisions of this Agreement.

4.                                Custody of Records for Equity Interest subject to Pledge

4.1                         During the Term of Pledge set forth in this Agreement, the Pledgors shall deliver to the Pledgee’s custody the certificate of capital contribution for the Party C’s equity and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.                                Representations and Warranties of the Pledgors and Party C

As of the execution date of this Agreement, the Pledgors and Party C hereby jointly and severally represent and warrant to Party A that:

5.1                         Party C is a limited liability company legally established and validly existing under the laws of the PRC;

5.2                         The Pledgors are the only legitimate beneficial owners of the Equity Interest;

5.3                         The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement;

5.4                         Except for the Pledge, the Pledgors have not placed any security interest or other encumbrance on the Equity Interest;

5.5                         They have the power, capacity, and authority to sign and deliver this Agreement and to perform their obligations hereunder. This Agreement, when signed, will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

5.6                         The Pledgors and Party C have obtained approvals and consents from government authorities and third parties (if required) for execution, delivery and performance of this Agreement; and

5.7                         The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in the violation of any condition of the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, revoked or attached with additional conditions.

6.                                Covenants of the Pledgors and Party C

6.1                         During the term of this Agreement, the Pledgors and Party C hereby severally and not jointly covenant to the Pledgee that:

6.1.1                           The Pledgors shall neither transfer the Equity Interest or any portion thereof, nor place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents; Party C shall not assent to or assist in the aforesaid behaviours;

6.1.2                           The Pledgors and Party C shall comply with and execute the provisions of all laws and regulations applicable to the pledge of rights, and within ten (10) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee and comply with the aforementioned notice, order or recommendation, or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3                           The Pledgors shall not conduct or allow any activities or actions that would adversely affect the Pledgee’s benefits related to the Contractual Obligations or the Equity Interest. The Pledgors and Party C shall promptly notify the Pledgee of any event or notice received that may have an impact on the rights of the Equity Interest or any portion thereof, as well as any event or notice received that may change any guarantees and other obligations of the Pledgors arising out of this Agreement or have an impact on the Pledgors’ performance of their obligations in this Agreement;

6.1.4                           Party C shall complete the registration procedures to extend its term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2                         The Pledgors agree that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or compromised by the Pledgors or any heirs or representatives of the Pledgors or any other persons through any legal proceedings.

6.3                         In order to protect or improve the security interest granted by this Agreement for the Contractual Obligations and Secured Indebtedness, the Pledgors hereby severally and not jointly undertake to the Pledgee to sign in good faith and to procure other parties who have an interest in the Pledge to sign all certificates of rights and deeds, and/or to perform and to procure other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding the ownership of the Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons), and provide the Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are deemed necessary by the Pledgee.

6.4                         The Pledgors and Party C shall strictly abide by the provisions of this Agreement and other contracts separately or jointly signed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgors except in accordance with the written instructions of the Pledgee.

6.5                         The Pledgors severally and not jointly undertake to comply with and perform all guarantees, promises, agreements, representations, and conditions under this Agreement. In the event of failure of or partial performance of its guarantees, promises, agreements, representations, and conditions, the Pledgors are deemed in breach of this Agreement and shall indemnify the Pledgee for all losses resulting therefrom.

7.                                Event of Breach

7.1                         The following circumstances shall be deemed Event of Default:

7.1.1                           The Pledgor’s any breach of any obligations under the Transaction Documents and/or this Agreement.

7.1.2                           Party C’s any breach of any obligations under the Transaction Documents and/or this Agreement.

7.2                         Upon acknowledgement or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, the Pledgors and Party C shall immediately notify the Pledgee in writing accordingly.

7.3                         Unless an Event of Default set forth in Section 7.1 has been successfully resolved in accordance with the Pledgee’s requirements within twenty (20) days after the Pledgee delivers a notice to the Pledgors and/or Party C requesting rectification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgors in writing at any time thereafter, demanding to exercise the Pledge in accordance with Section 8 of this Agreement.

8.                                Exercise of Pledge

8.1                         The Pledgee shall issue a written Notice of Default to the Pledgors as it exercises the Pledge.

8.2                         Subject to the provisions of Section 7.3, the Pledgee may exercise the right to dispose of the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1.

8.3                         After the Pledgee issues a Notice of Default to the Pledgors in accordance with Section 8.1, the Pledgee may exercise any remedial measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its due exercise of such rights and powers.

8.4                         The proceeds from exercising the Pledge by the Pledgee shall be used to pay for tax and expenses incurred as a result of disposing the Equity Interest and to perform Contractual Obligations and repay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the balance shall be returned to the Pledgors or any other person who has the rights to such balance under applicable laws or be deposited to the local notary public office where the Pledgors resides, with all expenses incurred being borne by the Pledgors. To the extent permitted under applicable PRC laws, the Pledgors shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee.

8.5                         The Pledgee may enforce any remedies for breach of contract available simultaneously or in any order. The Pledgee may exercise the right to be compensated on a preferential basis with the conversion of, or the amount received from the auction or sales of the Equity Interest under this Agreement without exercising any other remedies for breach of contract first.

8.6                         The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgors or Party C shall not raise any objection to such exercise.

8.7                         When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgors and Party C shall provide necessary assistance to enable the Pledgee to realize the Pledge.

9.                                Breach of Agreement

9.1                         If the Pledgors or Party C conducts any material breach of any term of this Agreement, the Pledgee shall have the right to terminate this Agreement and/or require the Pledgors or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of the Pledgee herein;

9.2                         The Pledgors or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise provided by applicable laws.

10.                         Assignment

10.1                  Without the Pledgee’s prior written consent, the Pledgors and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2                  This Agreement shall be binding on the Pledgors and its successors and permitted assignees, and shall be valid for the Pledgee and each of its successors and assignees.

10.3                  At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s). In such case, the assignee(s) shall enjoy and assume the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4                  In the event of change of Pledgee due to assignment, the Pledgors and/or Party C shall, at the request of the Pledgee, enter into a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register with the relevant industrial and commercial administration.

11.                         Termination

11.1                  Upon the fulfillment of all Contractual Obligations and the full and complete payment of all Secured Indebtedness by the Pledgors and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgors’ request as soon as reasonably practicable and shall assist the Pledgors in de-registering the Pledge from the shareholders’ register of Party C and with relevant industrial and commercial administration.

11.2                  The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the termination of this Agreement.

12.                         Handling Fees and Other Expenses

All fees and out-of-pocket expenses related to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.                         Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and it shall not disclose any confidential information to any third parties without obtaining the written consent of the other Party, except for the information that: (a) is or will be known to the members of public (other than through the receiving Party’s unauthorised disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, stock exchange rules, or orders of government authorities or courts; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party, and such Party shall be held liable for breach of this Agreement.

14.                         Governing Law and Resolution of Disputes

14.1                  The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

14.2                  In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the dispute cannot be resolved through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules and procedures in effect at that time. The arbitration shall be conducted in Beijing. The arbitral awards shall be final and binding on all Parties.

14.3                  Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.                         Notices

15.1                  All notices and other communications required or given pursuant to this Agreement shall be delivered by hand or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. Each notice shall also be served by E-mail. The dates on which notices are deemed effectively served shall be determined as follows:

15.2                  Notices served by hand, by courier service or by registered mail, postage prepaid, shall be deemed effectively served on the date of delivery or refusal at the address specified for notices.

15.3                  Notices given by facsimile transmission shall be deemed effectively served on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.4                  For the purpose of notice, the addresses of the Parties are as set forth as follows:

Party A:

[Beijing Dake Information Technology Co. Ltd.] (北京大氪信息科技有限公司)

Address:                                                                                                       [5th Floor, Block A1, Junhao Central Park Plaza, No. 10 Chaoyang Park South Road, Chaoyang District, Beijing] (北京市朝阳区朝阳公园南路10号骏豪中央公园广场A1座5层)

Contact person:                                                               Wang Jingyu

Telephone number:                                            15101150221

Party B:

1.                                [Beijing Xieli Zhucheng Financial Information Services Co. Ltd.] (北京协力筑成金融信息服务股份有限公司)

Address:                                                                                                       [5th Floor, Block A1, Junhao Central Park Plaza, No. 10 Chaoyang Park South Road, Chaoyang District, Beijing] (北京市朝阳区朝阳公园南路10号骏豪中央公园广场A1座5层)

Contact person:                                                               Wang Jingyu

Telephone number:                                            15101150221

2.                                [Tianjin Zhanggongzi Technology Partnership (Limited Partnership)] (天津张公子科技合伙企业（有限合伙）)

Address:                                                                                                       [5th Floor, Block A1, Junhao Central Park Plaza, No. 10 Chaoyang Park South Road, Chaoyang District, Beijing] (北京市朝阳区朝阳公园南路10号骏豪中央公园广场A1座5层)

Contact person:                                                               Wang Jingyu

Telephone number:                                            15101150221

3.                                [Shenzhen Guohong No.2 Enterprise Management Partnership (Limited Partnership)](深圳国宏贰号企业管理合伙企业（有限合伙）)

Address:                                                                                                       [10th Floor, Building 4, Phase I, Shangmeilin Excellence City, Futian District, Shenzhen] (深圳市福田区上梅林卓越城1期4栋10层)

Contact person﹕                                                      Xian Handi

Telephone number:                                            15507579439

4.                                [Ningbo Meishan Bonded Port Area Tianhong Luheng Investment Management Partnership (Limited Partnership)] (宁波梅山保税港区天弘绿珩投资管理合伙企业（有限合伙）)

Address:                                                                                                       Room 1202, Block B, Global Trade Center, No. 36 East 3rd Ring Road, Dongcheng District, Beijing

Contact person:                                                               Zhang Yusong

Telephone number:                                            13681539013

5.                                [Gongqingcheng Fenzhong Chuangxiang Information Technology Co. Ltd.] (共青城分众创享信息技术有限公司)

Address:                                                                                                       28th Floor, No. 369 Jiangsu Road, Changning District, Shanghai

Contact person:                                                               Lin Nan

Telephone number:                                            18621585219

6.                                [Suzhou Industrial Park Gebi Yinghe Venture Capital Partnership (Limited Partnership)] (苏州工业园区戈壁赢合创业投资合伙企业（有限合伙）)

Address:                                                                                                             Room 1508, Gopher Center, No. 757 Mengzi Road, Huangpu District, Shanghai

Contact person:                                                                     wing

Telephone number:                                                  021-5629 5805

7.                                [Beijing Wentou Huyu Investment Co. Ltd.] (北京文投互娱投资有限责任公司)

Address:                                                                                                       Room 303, 3rd Floor, Building 56, No. 2 Jingyuan North Street, Beijing Economic-Technological Development Area, Beijing

Contact person:                                                               Sun Weibo

Telephone number:                                            18911067311

8.                                [Beijing Gebi Lvzhou Angel Investment Center (Limited Partnership)](北京戈壁绿洲天使投资中心（有限合伙）)

Address:                                                                                                       Room 906, Tower H, Phoenix Place, Jia No. 5 Shuguang Xili, Beijing

Contact person:                                                               wing

Telephone number:                                            86-10-8455 4115

9.                                [Wuhan Feixiang Automotive Electronics Industry Investment Partnership (Limited Partnership)] (武汉斐翔汽车电子产业投资合伙企业（有限合伙）)

Address:                                                                                                             Room 3016, Block A, No. 580 Nanjing West Road, Jing’an District, Shanghai

Contact person:                                                                     Hu Yaoshun

Telephone number:                                                  18918000960

Party C:

[Beijing Duoke Information Technology Co. Ltd.](北京多氪信息科技有限公司)

Address:                                                                                                             [5th Floor, Block A1, Junhao Central Park Plaza, 10 South Chaoyang Park Road, Chaoyang District, Beijing] (北京市朝陽區朝陽公園南路10號駿豪中央公園廣場A1座5)

Contact person:                                                                     Wang Jingyu

Telephone number:                                                  15101150221

15.5                  Any Party may at any time change its address for receiving notices by a notice delivered to the other Parties in accordance with the terms in this Section.

16.                         Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. Through negotiations in good faith, the Parties shall strive to replace such invalid, illegal or unenforceable provisions with effective provisions that are to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.                         Entire Agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral or written consultations, representations and contracts reached with respect to the subject matter of this Agreement. The pledge-format agreement that the Parties are required to sign additionally for industrial and commercial registration is only used for industrial and commercial registration, and shall not affect the validity of this Agreement.

18.                         Attachments

The attachments set forth herein shall form an integral part of this Agreement.

19.                         Effectiveness

18.1                  This Agreement shall become effective on the date of formal signing by the Parties.

18.2                  Any amendments, supplements or changes to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the Parties.

20.                         Counterparts

This Agreement is written in Chinese and is in twelve copies, each Party shall hold one copy thereof and the remaining one shall be used for registration.

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party A:

[Beijing Dake Information Technology Co. Ltd.] (北京大氪信息科技有限公司) (stamp) [chopped: Beijing Dake Information Technology Co. Ltd. 1101052095304]

Signature:

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Beijing Xieli Zhucheng Financial Information Services Co. Ltd.] (北京协力筑成金融信息服务股份有限公司) (stamp) [chopped: Beijing Xieli Zhucheng Financial Information Services Co. Ltd. 1101080814347]

Signature:

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Tianjin Zhanggongzi Technology Partnership (Limited Partnership)] (天津张公子科技合伙企业（有限合伙）) (stamp) [chopped: Tianjin Zhanggongzi Technology Partnership (Limited Partnership)]

Signature:

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Shenzhen Guohong No.2 Enterprise Management Partnership (Limited Partnership)] (深圳国宏贰号企业管理合伙企业（有限合伙）(stamp) [chopped: Shenzhen Guohong No.2 Enterprise Management Partnership (Limited Partnership)  4403041157861]

Signature: [signed]

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Ningbo Meishan Bonded Port Area Tianhong Luheng Investment Management Partnership (Limited Partnership)] (宁波梅山保税港区天弘绿珩投资管理合伙企业（有限合伙）) (stamp) [chopped: Ningbo Meishan Bonded Port Area Tianhong Luheng Investment Management Partnership (Limited Partnership) 3302060231082)

Signature: [chopped: Sun Ningyu]

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Gongqingcheng Fenzhong Chuangxiang Information Technology Co. Ltd.] (共青城分众创享信息技术有限公司) (stamp) [chopped: Gongqingcheng Fenzhong Chuangxiang Information Technology Co. Ltd. 3604820009040]

Signature: [signed]

Position: Legal representative

Signing page of Equity Interest Pledge Agreement of [Beijing Duoke Information Technology Co. Ltd.](北京多氪信息科技有限公司)

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Suzhou Industrial Park Gebi Yinghe Venture Capital Partnership (Limited Partnership)] (苏州工业园区戈壁赢合创业投资合伙企业（有限合伙）) (stamp) [chopped: Suzhou Industrial Park Gebi Yinghe Venture Capital Partnership (Limited Partnership) 3205940045568]

Signature:

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Beijing Wentou Huyu Investment Co. Ltd.] (北京文投互娱投资有限责任公司) (stamp) [chopped: Beijing Wentou Huyu Investment Co. Ltd. 1001760012816]

Signature: [signed]

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Beijing Gebi Lvzhou Angel Investment Center (Limited Partnership)] (北京戈壁绿洲天使投资中心（有限合伙）) (stamp) [chopped: Beijing Gebi Lvzhou Angel Investment Center (Limited Partnership) 1101080319389]

Signature:

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party B:

[Wuhan Feixiang Automotive Electronics Industry Investment Partnership (Limited Partnership)] (武汉斐翔汽车电子产业投资合伙企业（有限合伙）) (stamp) [chopped: Wuhan Feixiang Automotive Electronics Industry Investment Partnership (Limited Partnership) 4201190181518]

Signature: [signed]

Position:

IN WITNESS WHEREOF, the Parties have authorised their representatives to sign this Equity Interest Pledge Agreement, which shall take immediate effect, as of the date first above written.

Party C:

[Beijing Duoke Information Technology Co. Ltd.] (北京多氪信息科技有限公司) (stamp) [chopped: Beijing Duoke Information Technology Co. Ltd. 1101081481921]

Signature:

Position: